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                                                                   EXHIBIT 10.10

                        TANNING TECHNOLOGY CORPORATION

                            EMPLOYEE SPECIFIC TERMS
                            -----------------------
                         (Employment Appendix Document)

Employee:      P. TRACY CURRIE

Effective
Date:          June 1, 1997

Term: THERE IS NO SPECIFIC PERIOD OR TERM OF EMPLOYMENT ASSOCIATED WITH THIS JOB. EMPLOYMENT IS AT WILL, AND SUBJECT TO TERMINATION
                                            -------
               AT ANY TIME AS SPECIFIED IN SECTION 4 OF THE EMPLOYMENT AGREEMENT. NO VERBAL REPRESENTATION, UNDERSTANDING, CIRCUMSTANCE, OR DOCUMENT OF ANY KIND CAN OR WILL VARY THIS
               AT WILL RELATIONSHIP.
               -------

Job Title:     VICE-PRESIDENT OF SERVICE DELIVERY
Supervisor:    LARRY TANNING, AND BOARD OF DIRECTORS.
Job Duties or
Description:   SEE ATTACHED SHEET

Workplace
Location:      DENVER, COLORADO, AND SUCH OTHER LOCATIONS AND TRAVEL
               DESTINATIONS AS ARE NECESSARY FROM TIME TO TIME TO EFFECTIVELY
               CARRY OUT THE JOB DUTIES AND DESCRIPTIONS.

Performance
Review:        PERIODICALLY BY LARRY TANNING AND THE TTC BOARD.

Bass Salary:   SEMI-MONTHLY PAYMENTS BASED UPON A YEARLY RATE OF $250,000.

Bonus:         SEMI-ANNUAL BONUS PAYMENTS COMPRISED OF THE FOLLOWING:

% of Rev. and                  60%  70%  80%  90%  100%  110%  120%  130%
EBITDA Targets
Bonus % of Base Salary         13%  21%  30%  43%   55%   63%   77%   80%

               30% OF THE ANUALIZED BONUS AMOUNT WILL BE PAID ON OR BEFORE AUGUST 31ST OF EACH YEAR. 70% OF THE ANNUALIZED BONUS AMOUNT WILL BE PAID ON OR BEFORE FEBRUARY 28TH (29TH) OF EACH YEAR.

               THE BONUS PAYMENT WILL BE BASED UPON THE ANNUALIZED SALARY IN EFFECT ON JUNE 1, 1997 FOR THE FIRST YEAR AND JANUARY 1ST OF EACH YEAR THEREAFTER.

               THE ABOVE SALARY AND BONUS COMPENSATION DOES NOT INCLUDE BONUS AND OXFORD STOCK OPTIONS DUE TO EMPLOYEE AS PART OF THE OXFORD SMC AND PULSE PROJECTS. SUCH SMC BONUS WILL BE A PORTION OF THE ALLOCATION OF THE SMC PROJECT WITHHOLD

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               ($400,000+) TO EMPLOYEES BASED UPON CONTRIBUTION TO THE
               SUCCESSFUL COMPLETION OF THAT ENGAGEMENT. SUCH OXFORD STOCK OPTIONS WILL BE AN ALLOCATION OF A PORTION OF 15,000 -40,000 OXFORD STOCK OPTIONS TO EMPLOYEES BASED UPON THE FINAL CONTRIBUTION OF SAID OPTIONS TO TTC BY OXFORD HEALTH PLANS, INC.

Benefit
Plans: IN ADDITION TO PARTICIPATING IN STANDARD COMPANY BENEFIT PLAN COVERAGES PROVIDED TO FULL-TIME EMPLOYEES, YOU WILL RECEIVE THE
               FOLLOWING:

               STOCK OPTIONS: INITIAL STOCK OPTION GRANT OF 43,000 SHARES AT A
               -------------
               STRIKE PRICE OF $4.75 PER SHARE. 10,750 SHARES WILL VEST ON JUNE 1, 1997. 10,750 SHARES WILL VEST ON FEBRUARY 1, 1998. 10,750
               SHARES WILL VEST ON FEBRUARY 1, 1999. 10,750 SHARES WILL VEST ON FEBRUARY 1, 2000. ALL OTHER TERMS OF THE EMPLOYEE STOCK OPTION PLAN SHALL APPLY. ADDITIONAL STOCK OPTIONS AS GRANTED FROM TIME TO TIME BY THE COMPENSATION COMMITTEE OF THE TTC BOARD OF DIRECTORS.

               VACATION: 3 WEEKS PAID VACATION PER YEAR WITH AN ADDITIONAL ONE
               --------
               WEEK VACATION FOR THE PERIOD FROM MAY 1, 1996 THROUGH JUNE 1, 1997. SUCH VACATION TO BE TAKEN WITH DUE CONSIDERATION TO THE BUSINESS NEEDS OF TTC. ONE WEEK OF UNUSED VACATION MAY BE CARRIED OVER (ACCRUED) INTO THE FOLLOWING YEAR. NO MORE THAN 30 UNUSED VACATION DAYS SHALL EVER BE ACCRUED.

               LIFE INSURANCE: TTC WILL ACQUIRE AND MAINTAIN LIFE INSURANCE ON
               --------------
               EMPLOYEE NAMING EMPLOYEE'S DESIGNEE AS BENEFICIARY AT A VALUE OF TWO-TIMES THE EMPLOYEE'S PRIOR YEAR'S W2 EARNINGS.

               LONG TERM DISABILITY INSURANCE: TTC WILL ACQUIRE SHORT AND LONG
               ------------------------------
               TERM DISABILITY INSURANCE FOR THE BENEFIT OF THE EMPLOYEE AT A VALUE OF 60% OF EMPLOYEE'S PRIOR YEAR W2 EARNINGS.

               BUSINESS TRAVEL ACCIDENT INSURANCE: TTC WILL ACQUIRE AND MAINTAIN
               ----------------------------------
               BUSINESS TRAVEL ACCIDENT INSURANCE WITH A FACE VALUE OF $1,000,000 FOR THE BENEFIT OF EMPLOYEE.

               OFFICER & LIABILITY INSURANCE: TTC WILL ACQUIRE AND MAINTAIN
               -----------------------------
               CORPORATE OFFICER AND DIRECTOR LIABILITY INSURANCE.

               SEVERANCE: TTC WILL PROVIDE FOR NINE MONTHS OF BASE SALARY PAY
               ---------
               CONTINUATION (CURRENTLY $20,833.33 PER MONTH) AND BENEFITS COVERAGE AND CORRESPONDINGLY SHORTEN THE LENGTH OF YOUR NON-COMPETITION AND CONFIDENTIALITY AGREEMENT TO A PERIOD OF NINE MONTHS IF YOU ARE TERMINATED NOT FOR CAUSE OR "CONSTRUCTIVELY TERMINATED" AFTER COMPLETING ONE-YEAR OF CONTINUOUS COMPANY SERVICE. "CONSTRUCTIVE TERMINATION" SHALL MEAN THE INVOLUNTARY ACTUAL TERMINATION OF YOUR EMPLOYMENT DUE TO: (A) A REDUCTION IN YOUR BASE SALARY WHICH IS NOT OFFSET IN EQUIVALENT VALUE IN ALTERNATIVE FORMS OF COMPENSATION OR BENEFITS AS MUTUALLY AGREED TO IN WRITING, (B) A MATERIAL DECREASE IN YOUR BENEFIT PACKAGE WHICH IS IMPOSED ONLY UPON

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               YOU AND NOT OTHERS IN A SIMILAR POSITION WITH TTC, (C) A
               SIGNIFICANT REDUCTION IN YOUR JOB RESPONSIBILITIES, OR (D) A LOSS OF COMPANY OFFICER STATUS.

               THE BASE SALARY PAY AND BENEFITS COVERAGE CONTINUATION PERIOD WILL BE EXTENDED TO A ONE-YEAR PERIOD IN THE EVENT OF YOUR TERMINATION NOT FOR CAUSE OR "CONSTRUCTIVE TERMINATION" OF EMPLOYMENT (AS DEFINED ABOVE) FOLLOWING: (A) THE COMPLETION OF 3 YEARS OF CONTINUOUS COMPANY SERVICE, OR (B) A 'CHANGE IN CONTROL' IN THE COMPANY. THE BASE SALARY RATE APPLIED IN THE PAY CONTINUATION PERIOD WILL BE THE HIGHEST TTC BASE SALARY RATE IN EFFECT IN THE 3-YEAR PERIOD PRIOR TO YOUR CONSTRUCTIVE TERMINATION OF EMPLOYMENT.

               YOU WILL ALSO RECEIVE PAYMENT FOR ANY ACCRUED BUT UNUSED VACATION TIME YOU HAVE ACCUMULATED FOR PRIOR YEAR ALLOCATIONS TO A MAXIMUM OF 30 DAYS, PLUS EARNED BUT UNUSED VACATION ALLOCATIONS FOR THE CURRENT YEAR.

By Signing below, Employee acknowledges these terms.

TANNING TECHNOLOGY CORPORATION:         EMPLOYEE:
By:/s/ Larry Tanning                    /s/ P. Tracy Currie
   -------------------------------      -------------------------------
   Larry Tanning                        P. Tracy Currie
   President and CEO

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                         TANNING TECHNOLOGY CORPORATION

                           JOB DUTIES AND DESCRIPTION
                                      for
               TRACY CURRIE AS VICE PRESIDENT OF SERVICE DELIVERY


General Duties: Serve as an Officer of the Company at the discretion of the
                Board of Directors.

                Serve as a non-voting member of the Executive Committee of the Board of Directors of the Company at the discretion of the Board of Directors.

                Serve as a full member of the NexTek Board of Directors at the discretion of the Shareholders.

Specific Duties: Manage and direct, in concert with the TTC Management Team the TTC North American consulting business as follows:
 .  Engagement approval for engagements up to $1,000,000 within North America
 .  Engagement pricing within North America
 .  Customer contract negotiations for consulting engagements within North
   America and as specifically assigned from time to time outside North America
 .  Supervise, direct, recruit and terminate Account Management and Project
   Management staff within North America
 .  Manage North American consulting engagements, promoting customer satisfaction and quality delivery of TTC services and products
 .  Promote and develop business within an existing client or customer
 .  Support the development of new clients or customers by Larry Tanning or other sales personnel
 . Management and direction of the project work of technical staff is NOT within the job duties of this position

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